UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 07, 2025

MBX Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42272	84-1882872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11711 N. Meridian Street Suite 300
Carmel, Indiana		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 659-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MBX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 7, 2025, MBX Biosciences, Inc. (the "Company") disclosed that its unaudited cash, cash equivalents and marketable securities as of December 31, 2024 was $262.1 million. The information contained in Item 2.02 of this Form 8-K is unaudited and preliminary and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2024. The audit of the Company’s consolidated financial statements for the year ended December 31, 2024 is ongoing and could result in changes to the information set forth above.

Item 7.01 Regulation FD Disclosure.

On January 7, 2025, the Company issued a press release (the "Press Release") titled “MBX Biosciences Announces Positive Phase 1 Topline Results for MBX 1416 for the Treatment of Post-bariatric Hypoglycemia.” A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included under Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 7, 2025, the Company issued the Press Release announcing positive phase 1 topline data for MBX 1416 for the treatment of post-bariatric hypoglycemia ("PBH").

Phase 1 Trial Topline Results

Key results from the study are as follows:

•
MBX 1416 was generally well-tolerated with a favorable safety profile.
•
No MBX 1416 dose-related serious adverse events were observed and the majority of treatment-emergent adverse events were mild or moderate in severity.
•
Injection site reactions ("ISR"), predominantly characterized by erythema, were commonly observed in both single ascending dose ("SAD") and multiple ascending dose ("MAD") cohorts. These reactions were mild or moderate in 88% of the subjects with ISRs and resolved within approximately seven days in the MAD cohort.
•
MBX 1416 concentrations increased dose-proportionally in both the SAD and MAD cohorts.
•
In the MAD cohort, MBX 1416 median half-life was approximately 90 hours, supporting once-weekly administration, and at steady state, the median Tmax was between 36 and 48 hours.
•
In the MAD cohort, MBX 1416 appeared to increase GLP-1 within 60 minutes of a mixed meal tolerance test, suggesting a pharmacodynamic ("PD") effect in healthy volunteers that may translate into a therapeutic benefit in PBH patients.
•
Consistent with known GLP-1 antagonism effect on gastric motility, a slight acceleration of gastric emptying was observed with MBX 1416 based on acetaminophen exposure.
•
In the drug-drug interaction ("DDI") portion of the trial, MBX 1416 was observed to have no meaningful effect on rosuvastatin exposure, a commonly prescribed statin.

Phase 1 results support proceeding to Phase 2 in patients with PBH, which is expected to begin in the second half of 2025. The Company also announced a cash, cash equivalents and marketable securities balance of $262.1 million as of December 31, 2024.

The disclosure under this Item 8.01 contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: trial results from MBX’s Phase 1 trial of MBX 1416, including topline results, statements relating to the ability of MBX 1416 to treat patients with PBH, and expectations regarding future clinical evaluation of MBX 1416 in PBH and the intention to initiate a Phase 2 study in patients with PBH in the second half of 2025.

Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect MBX Biosciences’ business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; uncertainties relating to preclinical and clinical development activities; the risk that preliminary results may not be indicative of later results and that early-stage trials may not be predictive of later-stage trials; the Company’s dependence on third parties to conduct clinical trials; MBX Biosciences’ ability to attract, integrate and retain key personnel; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; as well as other risks described in “Risk Factors,” in MBX Biosciences’ Registration Statement on Form S-1 filed with the Securities and Exchange Commission (SEC), most recent Quarterly Report on Form 10-Q, as well as subsequent filings with the SEC. MBX Biosciences expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Issued by MBX Biosciences, Inc. on January 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBX BIOSCIENCES, INC.

Date:	January 7, 2025	By:	/s/ P. Kent Hawryluk
President and Chief Executive Officer (Principal Executive Officer)